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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549
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                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                               January 9, 1998


                           ON Technology Corporation
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            (Exact name of registrant as specified in its charter)


            Delaware                  0-26376                04-3162846
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(State or other jurisdiction  (Commission File Number)     (IRS Employer
      of incorporation)                                  Identification No.)


 One Cambridge Center, Cambridge, MA                            02142
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:          (617) 374-1400
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                                Not Applicable
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            (Former name or address, if changed since last report)
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                           ON TECHNOLOGY CORPORATION
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Item 5.        Other Events
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               (a)  Attached hereto is a copy of the Registrant's Schedule 14A
                    Proxy Statement relating to the Registrant's Special Meeting of Stockholders to be held on February 11, 1998.



                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ON TECHNOLOGY CORPORATION



                              By:   /s/ Herman DeLatte
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                                    Herman DeLatte
                                    President and Chief Executive Officer


Dated:  January 9, 1998
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                                 EXHIBIT INDEX
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(a)  Copy of the Registrant's Schedule 14A Proxy Statement for Special Meeting
     of Stockholders to be held on February 11, 1998.